UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number            811-22533

                         Duff & Phelps Global Utility Income Fund Inc.

(Exact name of registrant as specified in charter)

200 South Wacker Drive, Suite 500

                                                       Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Alan M. Meder Duff & Phelps Global Utility Income Fund Inc. 200 South Wacker Drive, Suite 500 Chicago, Illinois 60606	Lawrence R. Hamilton, Esq. Mayer Brown LLP 71 South Wacker Drive Chicago, Illinois 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-368-5510

Date of fiscal year end:  October 31

Date of reporting period:  April 30, 2019

Item 1. Reports to Stockholders.

The Semi-Annual Report to Stockholders follows.

Semi-Annual Report
April 30, 2019
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless specifically requested from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
You may elect at any time to receive not only shareholder reports but also certain other communications from the Fund electronically, or you may elect to receive paper copies of all future shareholder reports free of charge to you. If you own your shares directly with the Fund, you may make such elections by calling the Fund at 1-866-270-7598 or, with respect to requesting electronic delivery, by visiting www.dpimc.com/dpg. If you own your shares through a financial intermediary, please contact your financial intermediary to make your request and to determine whether your election will apply to all funds in which you own shares through that intermediary.

Fund Distributions and Managed Distribution Plan: Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) has been paying a regular 35.0 cent per share quarterly distribution on its common stock since September 2011. In June 2015, the Fund’s Board of Directors (the “Board”) adopted a Managed Distribution Plan (the “Plan”), which provides for the Fund to continue to make a quarterly distribution on its common stock of 35.0 cents per share. Under the Plan, the Fund will distribute all available investment income to shareholders, consistent with the Fund’s investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital to its shareholders in order to maintain the steady distribution rate that has been approved by the Board.
If the Fund estimates that it has distributed more than its income and capital gains in a particular period, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.”
To the extent that the Fund uses capital gains and/or return of capital to supplement its investment income, you should not draw any conclusions about the Fund’s investment performance from the amount of the Fund’s distributions or from the terms of the Fund’s Managed Distribution Plan.
Whenever a quarterly distribution includes a capital gain or return of capital component, the Fund will provide you with a written statement indicating the sources of the distribution and the amount derived from each source.
The amounts and sources of distributions reported in written statements from the Fund are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.
The Board may amend, suspend, or terminate the Managed Distribution Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders. For example, the Board might take such action if the Plan had the effect of shrinking the Fund’s assets to a level that was determined to be detrimental to Fund shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Fund’s stock is trading at or above net asset value) or widening an existing trading discount.
The Managed Distribution Plan is described in a Question and Answer format on your Fund’s website, www.dpimc.com/dpg under the “Dividend and Distributions” tab. The tax characterization of the Fund’s historical distributions can also be found on the website under the “Tax Information” tab.

LETTER TO SHAREHOLDERS

June 13, 2019
Dear Fellow Shareholders:
Performance Review: Consistent with its primary objective of current income and long-term growth of income and with its Managed Distribution Plan, the Fund declared two quarterly distributions in the first half of the 2019 fiscal year. The 35 cent quarterly dividend, without compounding, would be $1.40 annualized, which is equal to 9.4% of the April 30, 2019 closing price of $14.88 per share. Please refer to the inside front cover of this report and the portion of this letter captioned “About Your Fund” for important information about the Fund and its Managed Distribution Plan.
On a net asset value (“NAV”) basis, the Fund’s five-year annualized total return (income plus change in the NAV of the portfolio) was 0.8% through April 30, 2019, slightly below the Composite Index, which had a 1.0% annualized total return for that same period. The Composite Index is composed of the MSCI U.S. Utilities Index, the MSCI World ex-U.S. Utilities Index, the FTSE All-World Telecommunications Index, and the Alerian US Midstream Energy Index, weighted to reflect the stock sector allocation of the Fund. On a market value basis, the Fund had a five-year annualized total return of 2.2% through April 30, 2019. For the year ended April 30, 2019, the Fund’s NAV total return was 13.4% and its market value total return was 15.2%, compared to the Composite Index’s 8.4% total return.
The table below compares the performance of the Fund to various market indices. It is important to note that the composite and index returns referred to in this letter include no fees or expenses, whereas the Fund’s returns are net of expenses.
Total Return[1] For the period indicated through April 30, 2019
	Six Months	One Year	Three Years (annualized)	Five Years (annualized)
Duff & Phelps Global Utility Income Fund Inc.
Market Value[2]	18.4%	15.2%	5.5%	2.2%
Net Asset Value[3]	14.9%	13.4%	4.2%	0.8%
Composite Index[4]	8.9%	8.4%	4.0%	1.0%
Alerian US Midstream Energy Index[4]	7.0%	10.6%	-	-
MSCI U.S. Utilities Index[4]	10.7%	16.8%	9.0%	8.5%
MSCI World ex-U.S. Utilities Index[4]	11.8%	3.6%	5.7%	2.1%
FTSE All-World Telecommunications Index[4]	3.9%	-0.7%	0.7%	1.3%
Alerian MLP Index[4]	3.6%	5.1%	1.6%	-5.8%
MSCI World Telecom Services Index[4]	13.8%	10.2%	3.5%	3.5%

[1]	Past performance is not indicative of future results. Current performance may be lower or higher than performance in historical periods.

[2]	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s dividend reinvestment plan. In addition, when buying or selling stock, you would ordinarily pay brokerage expenses. Because brokerage expenses are not reflected in the above calculations, your total return net of brokerage expenses would be lower than the total return on market value shown in the table. Source: Administrator of the Fund.
[3]	Total return on NAV uses the same methodology as is described in note 2, but with use of NAV for beginning, ending and reinvestment values. Because the Fund’s expenses (ratios detailed on page 14 of this report) reduce the Fund’s NAV, they are already reflected in the Fund’s total return on NAV shown in the table. NAV represents the underlying value of the Fund’s net assets, but the market price per share may be higher or lower than the NAV. Source: Administrator of the Fund.
[4]	The Composite Index is a composite of the returns of the Alerian U.S. Midstream Energy, MSCI U.S. Utilities, MSCI World ex-U.S. Utilities, and FTSE All-World Telecommunications Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The Alerian U.S. Midstream Energy Index was launched June 25, 2018 and therefore does not have three- and five-year return information. Prior to November 1, 2018, the Composite Index was a composite of the returns of the Alerian MLP, MSCI U.S. Utilities, MSCI World ex-U.S. Utilities, and MSCI World Telecom Indices, weighted monthly to reflect the stock sector allocation of the Fund based on beginning of quarter market values. The November 1, 2018 change in the indices comprising the Composite Index was discussed in our previous letter. The indices are calculated on a total return basis, net of foreign withholding taxes, with dividends reinvested. Indices are unmanaged; their returns do not reflect any fees, expenses, or sales charges; and they are not available for direct investment. Source: Index returns were obtained from MSCI and Morningstar Direct.
Sector Performance: In our previous letter, we noted that midstream energy companies were a source of frustration as their stock market performance had not matched the improvements in company fundamentals. Since that time, the market performance of midstream energy companies has begun to narrow the gap with fundamentals. At the same time, companies have continued to simplify their corporate structures and align their corporate governance with shareholder interests, which should make midstream companies more attractive investments. Over the past six months, domestic electric and gas utilities performed even better than midstream energy. We attribute this to declining interest rates over the period, as well as a defensive move by investors attracted to utilities’ steady, predictable earnings. These same factors were relevant overseas as international utilities (as measured by the MSCI World Ex-U.S. Utilities Index) slightly outperformed domestic utilities over the past six months. The Fund’s infrastructure holdings, which are all international, also did well over the period. Currency movements did not have much effect over the first half of the Fund’s fiscal year. The British pound and New Zealand dollar were up compared to the US dollar while the other currencies relevant to the Fund’s investments were down slightly.
Wind Power and Renewable Generation: Wind-powered electric generation has made great leaps in importance to the utility industry and to some of the companies in which the Fund invests. In the United States in 2018, total renewable sources, including hydro generation, accounted for about 20% of capacity, with wind alone accounting for about 9%, according to the Energy Information Administration (EIA). In the near term, the EIA forecasts that wind will account for the largest future increase in kilowatt hours generated from renewable sources.
Wind, like other forms of renewable generation, has traditionally depended on government mandates and subsidies for its development. Over 30 states have renewable portfolio standards for generation and the recent trend has been to “up the ante” on targets. For example, New York now mandates that 50% of its generation come from renewable sources by 2030 while Vermont mandates 75% by 2032. Hawaii and California both mandate 100% renewable generation by 2045. Whether or not these states ever come close to achieving these goals, the mandates create pressure on utility commissions and utilities to add more renewables to their generating fleets.

Many electric utilities have moved aggressively to shut down old coal plants, replacing them with wind generation. The cost of wind generation, including the benefit of federal tax credits, has declined sufficiently to enable this to be accomplished at a net savings to ratepayers. Older coal plants require large numbers of personnel and significant operating and fuel expense. Utilities can eliminate these costs and replace them with the capital cost of new generation, which goes into rate base and earns a return. Xcel Energy popularized this approach but many others, such as CMS Energy Corp. (a Fund holding), have followed suit. In certain areas of the country with favorable wind resources, wind generation is now the cheapest form of new generation, even without tax benefits.
Onshore wind generation has been less favored in Europe, whether due to less attractive wind resources or more restrictive land usage, but offshore wind generation has been actively promoted. Significant offshore wind developments are operating in the United Kingdom, Germany, France, Denmark and the Netherlands. These developments initially required large subsidies, but as supply chains have matured and turbines have grown larger and more efficient, costs have come down. Some recent auctions for offshore wind have cleared at market prices (no subsidies beyond the cost of building offshore transmission). Danish offshore wind developer, Orsted A/S, is an industry leader and a Fund holding. Orsted has significant projects in Europe, recently signed a major contract in Taiwan and is now actively involved in the United States.
Offshore wind came to the United States with the development of the 30 MW Block Island Wind Farm off Rhode Island, which went online in December 2016. Block Island was developed by Deepwater Wind, which was acquired by Orsted in late 2018. Since Block Island, further development has been slow, but recent state mandates for renewables have specifically targeted offshore wind resources. To date, Connecticut, Maryland, Massachusetts and Rhode Island have collectively approved over 1,800 MW of offshore wind projects. Orsted is involved in 820 MW of these projects through its purchase of Deepwater Wind and its development efforts in partnership with Eversource Energy (another Fund holding). Over the remainder of 2019, decisions in offshore wind auctions are expected for over 3,000 MW of capacity for the states of Massachusetts, New Jersey and New York. New Jersey’s decision is expected by the end of June and Public Service Enterprise Group, Inc. (a Fund holding) has partnered with Orsted in that auction. Offshore wind developments take several years to permit, plan and construct, but when finished, have long-term, fixed-price power purchase agreements in place.
Offshore wind in the United States currently does not compete on a cost basis with other forms of generation. Even where onshore wind is the most economic source of new generation, it presents challenges and costs to the grid. Renewable generation more broadly will necessitate upgrades to the transmission and distribution systems as renewables become a significant portion of overall generation. Renewables will also create issues of reliability and pricing. If greater backup generation or storage is required, how should costs be apportioned? The costs of higher levels of renewables will also have to be weighed against other investments such as grid hardening, gas pipeline replacement or wildfire prevention in states like California. Whatever the result of these decisions, utilities will have a key role in the development of new energy sources and this should present them with opportunities for capital investment.
U.S. Monetary Policy: Interest rates can have a large impact on the Fund’s investments and the actions and rhetoric of the Federal Reserve are a key driver of interest rates in the United States and internationally. Over the past three and a half years, the Federal Open Market Committee (“FOMC”), the committee within the Federal Reserve that sets domestic monetary policy, raised the target federal funds rate eight times, compared to one raise over the previous nine years. The most recent increase came on December 19, 2018, when the target rate was raised to a range of 2.25% to 2.50%. The Federal Reserve also turned its policy of quantitative easing (QE) into a policy of quantitative tightening (QT) by decreasing the amount reinvested from principal payments it received from securities held in the System Open Market Account (SOMA). The SOMA is the Federal Reserve’s portfolio of assets used for open market operations, which is one of the monetary policy tools the Federal Reserve uses to influence the cost and availability of money and credit in the U.S. economy. In October of 2018, the amount excluded from SOMA reinvestment reached its maximum planned limit of $50 billion per month. At that time, the Federal Reserve’s official projection called for several rate increases during 2019.
However, following concerns over global economic growth and trade tensions, as well as equity market volatility, the FOMC signaled a pause in its efforts to normalize policy. Although investors currently assign a fairly high probability of a rate decrease sometime in the remainder of 2019, the FOMC seems to be taking a patient approach. In May, the FOMC commented that the labor market in the United States remains strong and that economic activity has been rising at a solid rate.
In the near term, we expect a measured U.S. economic recovery and relatively low global interest rates to limit significant further upward pressure on U.S. Treasury yields. A worsening of global trade tensions could even prompt lower rates. But over the longer term, it is possible that a stronger economic recovery, rising inflation expectations or growing budget deficits could set the stage for a sustained and meaningful rise in interest rates in the United States. A significant rise in interest rates could have an accompanying negative impact on stock valuations, which would reduce the total return of leveraged equity funds, including the Fund.
Annual Shareholder Meeting: The annual meeting of the Fund’s shareholders was held on March 11, 2019. At that meeting, the holders of the Fund’s common stock re-elected Philip R. McLoughlin and Nathan I. Partain as directors of the Fund and the holders of the Fund’s preferred stock elected Robert J. Genetski as director of the Fund.
Board of Directors Meeting: At the regular June 2019 Board meeting, the Board declared a quarterly distribution of 35 cents per share to holders of record of common stock on September 16, 2019, with the distribution to be payable on September 30, 2019.
In June 2015, the Board adopted a Managed Distribution Plan (the “Plan”) for the Fund. The Plan provides for the continuation of the 35.0 cent per share quarterly distribution. While the adoption of the Plan does not in any way constitute a guarantee that the Fund will maintain at least a 35.0 cent per share quarterly distribution, it does indicate that the Fund currently intends to use long-term capital gains and/or return of capital, if necessary, to maintain that distribution rate. The Board may amend, suspend or terminate the Plan without prior notice to shareholders if it deems such action to be in the best interests of the Fund and its shareholders.
About the Fund: The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income and (ii) growth in current income, and secondarily from capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in dividend-paying equity securities of companies in the utility industry. The utility industry is defined to include the following sectors: electric, gas, water, telecommunications and midstream energy.
The use of leverage enables the Fund to borrow at short-term rates and invest at higher yields on equity holdings. As of April 30, 2019, the Fund’s leverage consisted of $100 million of floating rate preferred stock and $160 million of floating rate debt. On that date, the total amount of leverage represented approximately 29% of the Fund’s total assets. The Fund’s borrowings and preferred shares pay intinterest and dividends based on one- and three-month LIBOR (London Interbank Offer Rate) rates, as outlined in Note 7 and Note 8 to the Fund’s financial statements, and rising interest rates increase the cost of the Fund’s leverage.

The amount and type of leverage used by the Fund is reviewed by the Board of Directors based on the Fund’s expected earnings relative to the anticipated costs (including fees and expenses) associated with the leverage. In addition, the long-term expected benefits of leverage are weighed against the potential effect of increasing the volatility of both the Fund’s NAV and the market value of its common stock. The use of leverage increases the benefits to the Fund when equity valuations are rising and conversely, exacerbates the negative impact when equity valuations are falling. In addition, the income-oriented equity investments held in your Fund can be adversely affected by a rise in interest rates. However, while rising interest rates generally have a negative impact on income-oriented investments, if improved growth accompanies the rising rates, the impact can be mitigated. If the use of leverage were to cease being beneficial, the amount and type of leverage employed by the Fund could potentially be modified or eliminated.
Visit us on the Web—You can obtain more information about the Fund, including the most recent shareholder financial reports and distribution information, at our website, www.dpimc.com/dpg. We appreciate your interest in Duff & Phelps Global Utility Income Fund Inc., and we will continue to do our best to be of service to you.
Eric Elvekrog, CFA, CPA	Nathan I. Partain, CFA Vice President & Chief Investment Officer
Director, President and Chief Executive Officer
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward looking statements or views expressed herein.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS
April 30, 2019 (Unaudited)
Shares	Description	Value
Common Stocks & MLP Interests—138.3%
	■ Construction & Engineering—4.9%
3,100,000	Atlas Arteria Ltd. (Australia)	$15,297,418
155,000	Vinci SA (France)	15,649,858
		30,947,276
	■ Electric, Gas and Water—55.9%
363,000	American Electric Power Co., Inc.	31,054,650
37,493	Atmos Energy Corp.	3,837,034
13,655,374	AusNet Services (Australia)	17,086,786
666,000	CenterPoint Energy, Inc.	20,646,000
420,000	CMS Energy Corp.	23,331,000
177,700	DTE Energy Co.	22,338,667
706,000	Emera, Inc. (Canada)	26,512,548
3,530,000	Enel SpA (Italy)	22,326,286
492,236	Evergy, Inc.	28,461,085
328,000	Eversource Energy	23,504,480
411,000	Fortis, Inc. (Canada)	15,191,998
2,910,000	Iberdrola SA (Spain)	26,430,808
700,000	Naturgy Energy Group SA (Spain)	19,879,315
135,300	NextEra Energy, Inc. (1)	26,307,732
299,000	Orsted A/S (Denmark)	22,891,156
434,000	Public Service Enterprise Group, Inc.	25,888,100
		355,687,645
	■ Highways & Railtracks—2.8%
1,880,701	Transurban Group (Australia)	17,818,758
Shares	Description	Value
	■ Oil & Gas Storage, Transportation and Production—53.8%
725,944	Antero Midstream Corp.	$8,863,776
585,000	BP Midstream Partners LP	8,459,100
301,399	Cheniere Energy Partners LP	13,207,304
353,184	DCP Midstream LP	10,984,022
1,824,585	Energy Transfer LP	27,587,725
894,000	Enterprise Products Partners LP	25,595,220
509,900	GasLog Partners LP (Monaco)	10,738,494
683,000	Golar LNG Ltd. (Bermuda)	13,345,820
1,096,854	Kinder Morgan, Inc.	21,794,489
601,575	MPLX LP	19,406,810
597,000	Pembina Pipeline Corp. (Canada)	21,345,301
236,000	Phillips 66 Partners LP	11,689,080
824,500	Plains All American Pipeline LP	19,087,175
463,000	Sunoco LP	14,320,590
686,596	Tallgrass Energy LP	16,574,428
550,000	Targa Resources Corp.	22,082,500
701,000	TransCanada Corp. (Canada)	33,456,699
414,800	Western Midstream Partners LP	13,099,384
1,081,747	Williams Cos., Inc. (The)	30,645,893
		342,283,810
	■ Railroads—6.6%
267,000	Canadian National Railway Co. (Canada)	24,800,687
185,000	East Japan Railway Co. (Japan)	17,379,819
		42,180,506
	■ Specialized REITs—4.5%
225,000	Crown Castle International Corp.	28,300,500
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2019 (Unaudited)
Shares	Description	Value
	■ Telecommunications—9.8%
599,000	BCE, Inc. (Canada)	$26,799,260
1,288,000	Orange SA (France)	20,174,208
6,365,000	Spark New Zealand Ltd. (New Zealand)	15,601,845
		62,575,313
	Total Common Stocks & MLP Interests (Cost $852,276,707)	879,793,808
Short-Term Investment—2.7%
	■ Money Market Mutual Fund—2.7%
17,393,337	BlackRock Liquidity FedFund Portfolio Institutional Shares (seven-day effective yield 2.362%)(2)	17,393,337
	Total Short-Term Investment (Cost $17,393,337)	17,393,337
TOTAL INVESTMENTS BEFORE WRITTEN OPTIONS—141.0% (Cost $869,670,044)		897,187,145 (3)
Shares	Description	Value
	■ Written Options—(0.0)%
	(see Open Written Option Contracts table below)
	Total Written Options (Premiums received $161,005)	$(192,126)
TOTAL INVESTMENTS AFTER WRITTEN OPTIONS—141.0% (Cost $869,509,039)		896,995,019
	Secured borrowings—(25.2)%	(160,000,000)
	Mandatory Redeemable Preferred Shares at liquidation value—(15.7)%	(100,000,000)
	Other assets less other liabilities—(0.1)%	(900,689)
NET ASSETS APPLICABLE TO COMMON STOCK—100.0%		$636,094,330
(1)	All or a portion of the security is segregated as collateral for written options.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(3)	All or a portion of the total investments before written options have been pledged as collateral for borrowings.
The percentage shown for each investment category is the total value of that category as a percentage of the net assets applicable to common stock of the Fund.
Open Written Option Contracts as of April 30, 2019, were as follows:
Description of Option	Number of Contracts	Contract Notional Amount	Strike Price	Expiration Date	Value
Call Option
NextEra Energy, Inc.	1,353	$27,060,000	$200	6/21/19	$(192,126)
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2019 (Unaudited)
The Fund’s investments are carried at fair value which is defined as the price that the Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. The three-tier hierarchy of inputs established to classify fair value measurements for disclosure purposes is summarized in the three broad levels listed below.
Level 1—quoted prices in active markets for identical securities
Level 2—other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)
Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in these securities. The following is a summary of the inputs used to value each of the Fund’s investments at April 30, 2019:
Level 1
Common stocks & MLP interests	$879,793,808
Money market mutual fund	17,393,337
Total investments before written options	$897,187,145
Written options	(192,126)
Total investments after written options	$896,995,019
There are no Level 2 or Level 3 priced securities held and there were no transfers into or out of Level 3.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
SCHEDULE OF INVESTMENTS—(Continued)
April 30, 2019 (Unaudited)

* Percentages are based on total investments before written options rather than net assets applicable to common stock.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF ASSETS AND LIABILITIES
April 30, 2019
(Unaudited)
Assets:
Investments at value (cost $869,670,044)	$897,187,145
Foreign currency at value (cost $271,627)	271,555
Receivables:
Dividends	3,063,865
Tax reclaims	131,523
Prepaid expenses	51,557
Total assets	900,705,645
Liabilities:
Written options at value (Premiums received $161,005) (Note 5)	192,126
Secured borrowings (Note 8)	160,000,000
Payables:
Investment securities purchased	3,798,222
Investment advisory fees (Note 3)	738,782
Administrative fees	52,508
Interest on floating rate mandatory redeemable preferred shares (Note 7)	375,146
Interest on secured borrowings (Note 8)	14,734
Accrued expenses	99,403
Floating rate mandatory redeemable preferred shares (liquidation preference $100,000,000, net of deferred offering costs of $659,606) (Note 7)	99,340,394
Total Liabilities	264,611,315
NET ASSETS APPLICABLE TO COMMON STOCK	$636,094,330
CAPITAL
Common Stock ($0.001 per value; 596,000,000 shares authorized and 37,929,806 shares issued and outstanding)	$37,930
Additional paid-in capital	620,797,586
Total distributable earnings (loss)	15,258,814
Net assets applicable to common stock	$636,094,330
NET ASSET VALUE PER SHARE OF COMMON STOCK	$16.77
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED April 30, 2019
(Unaudited)
INVESTMENT INCOME:
Dividends (less foreign withholding tax of $1,077,091)	$21,418,749
Less return of capital distributions (Note 2)	(8,960,781)
Total Investment Income	12,457,968
EXPENSES:
Investment advisory fees (Note 3)	4,289,751
Administrative fees (Note 3)	300,044
Interest expense and fees on secured borrowings (Note 8)	2,633,711
Interest expense and amortization of deferred offering costs on preferred shares (Note 7)	2,371,455
Reports to shareholders	77,229
Professional fees	75,607
Directors’ fees (Note 3)	61,488
Accounting agent fees	48,561
Custodian fees	15,055
Transfer agent fees	5,722
Other expenses	52,891
Total expenses	9,931,514
Net investment income	2,526,454
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on investments	32,722,139
Net realized gain (loss) on foreign currency transactions	(64,111)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translation	48,034,559
Net change in unrealized appreciation (depreciation) on written options	(31,121)
Net realized and unrealized gain (loss)	80,661,466
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCK RESULTING FROM OPERATIONS	$83,187,920
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENTS OF CHANGES IN NET ASSETS
	For the six months ended April 30, 2019 (Unaudited)	For the year ended October 31, 2018
OPERATIONS:
Net investment income	$2,526,454	$7,092,771
Net realized gain (loss)	32,658,028	24,474,071
Net change in unrealized appreciation (depreciation)	48,003,438	(61,666,689)
Net increase (decrease) in net assets applicable to common stock resulting from operations	83,187,920	(30,099,847)
DISTRIBUTIONS TO COMMON STOCKHOLDERS:
Net investment income and capital gains	(2,526,454)*	(53,101,728)
In excess of net investment income	(24,024,410) *	—
Decrease in net assets from distributions to common stockholders (Note 6)	(26,550,864)	(53,101,728)
Total increase (decrease) in net assets	56,637,056	(83,201,575)
TOTAL NET ASSETS APPLICABLE TO COMMON STOCK:
Beginning of period	579,457,274	662,658,849
End of period	$636,094,330	$579,457,274

*	Allocations to net investment income, net realized gain and/or return of capital will be determined at fiscal year end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
STATEMENT OF CASH FLOWS
FOR THE SIX MONTHS ENDED April 30, 2019
(Unaudited)
INCREASE (DECREASE) IN CASH
Cash flows provided by (used in) operating activities:
Income dividends received	$12,561,639
Interest paid on secured borrowings	(2,632,910)
Expenses paid	(4,998,037)
Purchase of long-term investment securities	(221,309,569)
Proceeds from sale of long-term investment securities	250,670,413
Net change in short-term investments	(14,503,958)
Return of capital distributions on investments	8,960,781
Net proceeds from written options	161,005
Interest paid on floating rate mandatory redeemable preferred shares	(2,277,171)
Net realized gain from foreign currency transactions	(64,111)
Cash impact from unrealized foreign exchange depreciation	(72)
Net cash provided by operating activities		$26,568,010
Cash flows provided by (used in) financing activities:
Distributions paid	(26,550,864)
Net cash used in financing activities		(26,550,864)
Net increase in cash and cash equivalents		17,146
Cash and cash equivalents—beginning of period		254,409
Cash and cash equivalents—end of period		$271,555
Reconciliation of net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Net increase in net assets resulting from operations		$83,187,920
Purchase of long-term investment securities	(221,309,569)
Proceeds from sale of long-term investment securities	250,670,413
Net proceeds from written options	161,005
Net change in short-term investments	(14,503,958)
Net realized gain on investments	(32,722,139)
Return of capital distributions on investments	8,960,781
Amortization of deferred offering costs	89,932
Net change in unrealized (appreciation) depreciation on investments	(47,982,986)
Net change in unrealized (appreciation) depreciation on written options	31,121
Increase in dividends receivable	(285,367)
Decrease in tax reclaims receivable	337,393
Increase in interest payable on secured borrowings	801
Decrease in expenses payable	(71,689)
Increase in interest payable on floating rate mandatory redeemable preferred shares	4,352
Total adjustments		(56,619,910)
Net cash provided by operating activities		$26,568,010
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
FINANCIAL HIGHLIGHTS—SELECTED PER SHARE DATA AND RATIOS
The table below provides information about income and capital changes for a share of common stock outstanding throughout the periods indicated (excluding supplemental data provided below):
	For the six months ended April 30, 2019 (Unaudited)	For the year ended October 31,
			2018	2017	2016	2015	2014
PER SHARE DATA
Net asset value, beginning of period	$15.28	$17.47	$18.45	$19.26	$24.36	$21.81
Net investment income (loss)	0.07	0.19	0.41	0.67	0.70	0.92
Net Realized and unrealized gain (loss)	2.12	(0.98)	0.01	(0.08)	(4.40)	3.03
Net increase (decrease) from investment operations applicable to common stock	2.19	(0.79)	0.42	0.59	(3.70)	3.95
Distributions on common stock:
Net investment income	(0.07)	(1.15)	(0.44)	(0.49)	(0.79)	(1.03)
In excess of net investment income	(0.63)	—	—	—	—	—
Net realized gain	—	(0.25)	(0.29)	(0.51)	(0.61)	—
Return of Capital	—	—	(0.67)	(0.40)	—	(0.37)
Total distributions	(0.70)	(1.40)	(1.40)	(1.40)	(1.40)	(1.40)
Net asset value, end of period	$16.77	$15.28	$17.47	$18.45	$19.26	$24.36
Market value, end of period	$14.88	$13.21	$15.77	$15.78	$16.23	$21.92
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON STOCK
Net operating expenses(1)	3.30%*	2.97%	2.42%	2.16%	1.68%	1.55%
Net operating expenses, without leverage(1)	1.64%*	1.62%	1.53%	1.49%	1.35%	1.26%
Gross operating expenses(1)	3.30%*	2.97%	2.47%	2.28%	1.85%	1.79%
Net investment income	0.84%*	1.13%	2.21%	3.67%	3.18%	4.02%
SUPPLEMENTAL DATA
Total return on market value(2)	18.35%	(7.95)%	8.77%	6.26%	(20.19)%	21.14%
Total return on net asset value(2)	14.85%	(4.82)%	2.17%	3.19%	(15.50)%	18.61%
Portfolio turnover rate	26%	46%	49%	53%	30%	29%
Net assets applicable to common stock, end of period (000’s omitted)	$636,094	$579,457	$662,659	$699,950	$730,504	$924,126
Secured borrowing outstanding, end of period (000’s omitted)	$160,000	$160,000	$160,000	$160,000	$160,000	$260,000
Asset coverage on secured borrowings(3)	$5,601	$5,247	$5,767	$6,000	$6,191	$4,554
Mandatory redeemable preferred shares, end of period (000’s omitted)(4)	$100,000	$100,000	$100,000	$100,000	$100,000	$—
Asset coverage on mandatory redeemable preferred shares(5)	$86	$81	$89	$92	$95	$—
Asset coverage ratio on total leverage (secured borrowings and mandatory redeemable preferred shares), end of period(6)	345%	323%	355%	369%	381%	455%

*	Annualized
(1)	Net operating expenses reflect the operating expenses of the Fund after giving effect to the reimbursement that the Fund’s investment adviser has contractually agreed to provide, as further detailed in Note 3 to the financial statements. Gross operating expenses reflect the operating expenses of the Fund without giving effect to such reimbursement.
(2)	Total return on market value assumes a purchase of common stock at the opening market price on the first business day and a sale at the closing market price on the last business day of each period shown in the table and assumes reinvestment of dividends at the actual reinvestment prices obtained under the terms of the Fund’s Automatic Reinvestment and Cash Purchase Plan. Total Return on net asset value uses the same methodology, but with use of net asset value for beginning, ending and reinvestment values.
(3)	Represents value of net assets applicable to common stock plus the secured borrowings and mandatory redeemable preferred shares (“preferred shares”) outstanding at period end divided by the secured borrowings outstanding at period end, calculated per $1,000 principal amount of borrowing. The rights of debt holders are senior to the rights of the holders of the Fund’s common and preferred shares.
(4)	The Fund’s preferred shares are not publicly traded.
(5)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end, calculated per $25 liquidation preference per share of preferred shares.
(6)	Represents value of net assets applicable to common stock plus secured borrowings and preferred shares outstanding at period end divided by the secured borrowings and preferred shares outstanding at period end.
The accompanying notes are an integral part of these financial statements.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS April 30, 2019
(Unaudited)
Note 1. Organization
Duff & Phelps Global Utility Income Fund Inc. (the “Fund”) was incorporated under the laws of the State of Maryland on March 15, 2011. The Fund commenced operations on July 29, 2011, the date on which its initial public offering shares were issued, as a non-diversified closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek total return, resulting primarily from (i) a high level of current income, with an emphasis on providing tax-advantaged dividend income, and (ii) growth in current income, and secondarily from capital appreciation.
Note 2. Significant Accounting Policies
The following are the significant accounting policies of the Fund:
A.      Investment Valuation: Equity securities traded on a national or foreign securities exchange or traded over-the-counter and quoted on the NASDAQ Stock Market are valued at the last reported sale price or, if there was no sale on the valuation date, then the security is valued at the closing bid price, in each case using valuation data provided by an independent pricing service, and are generally classified as Level 1. Equity securities traded on more than one securities exchange shall be valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities and are classified as Level 1. If there was no sale on the valuation date, then the security is valued at the closing bid price of the exchange representing the principal market for such securities. Exchange traded options are valued at the last posted settlement price on the market where such option is principally traded and are classified as Level 1. If an option is not traded on the day prior to the expiration date of the option and the option is out of the money, the option will be valued at $0 and is classified as Level 2. Any securities for which it is determined that market prices are unavailable or inappropriate are valued at a fair value using a procedure determined in good faith by the Board of Directors and are classified as Level 2 or 3 based on the valuation inputs.
B.      Investment Transactions and Investment Income: Security transactions are recorded on the trade date. Realized gains and losses from sales of securities are determined on the identified cost basis. Dividend income is recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income and expense are recognized on the accrual basis.
The Fund invests in master limited partnerships (“MLPs”) which make distributions that are primarily attributable to return of capital. Dividend income is recorded using management’s estimate of the percentage of income included in the distributions received from the MLP investments based on their historical dividend results. Distributions received in excess of this estimated amount are recorded as a reduction of cost of investments (i.e., a return of capital). The actual amounts of income and return of capital are only determined by each MLP after its fiscal year-end and may differ from the estimated amounts. For the six months ended April 30, 2019, the Fund estimated that 98.5% of the MLP distributions received would be treated as a return of capital.
C.      Federal Income Taxes: It is the Fund’s intention to comply with requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019
(Unaudited)
and capital gains to its shareholders. Therefore, no provision for Federal income or excise taxes is required. Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s tax returns for the tax years 2015 to 2018 are subject to review.
D.      Foreign Currency Translation: Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts at the rate of exchange prevailing on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
E.      Derivative Financial Instruments: Disclosures on derivative instruments and hedging activities are intended to improve financial reporting for derivative instruments by enhanced disclosure that enables the investors to understand how and why a fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a fund’s results of operations and financial position. Summarized below is a specific type of derivative instrument used by the Fund.
Options
The Fund is subject to equity price risk in the normal course of pursuing its investment objectives and is authorized to write (sell) covered call options, in an attempt to manage such risk and with the purpose of generating realized gains. A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price (strike price) at any time during the term of the option. A covered call option is an option written on a security held by the Fund.
When a call option is written (sold), the Fund receives a premium (or call premium) from the buyer of such call option and records a liability to reflect its obligation to deliver the underlying security upon the exercise of the call option at the strike price.
Changes in the value of the written options are included in “Net change in unrealized appreciation (depreciation) on written options” on the Statement of Operations. “Net realized gain (loss) on written options” on the Statement of Operations will include the following: (a) premiums received from holders on options that have expired, and (b) the difference between the premium received and the amount paid to repurchase an open option, including any commission. Premiums from options exercised are added to the proceeds from the sale of the underlying security in order to determine the net realized gain or loss on the security.
F.      Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019
(Unaudited)
Note 3. Agreements and Management Arrangements
A.      Adviser: The Fund has an Advisory Agreement with Duff & Phelps Investment Management Co. (the “Adviser” or “DPIM”), an indirect, wholly owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”). The Adviser receives a monthly fee at an annual rate of 1.00% of Average Weekly Managed Assets, which is defined as the average weekly value of the total assets of the Fund minus the sum of all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings or other indebtedness constituting financial leverage).
The Adviser had contractually agreed to reimburse the Fund for certain expenses as a percentage of the Average Weekly Managed Assets for its first six years starting at 0.25% for the first two years and decreasing 0.05% each year thereafter. The reimbursement period began upon the completion of the Fund’s initial public offering on July 29, 2011, and the waiver percentage was adjusted on each anniversary of that date. The reimbursement period ended July 29, 2017.
B.       Administrator: The Fund has an Administration Agreement with Virtus Fund Services, LLC, an indirect, wholly owned subsidiary of Virtus (the “Administrator”). The Administrator receives a monthly fee at an annual rate of 0.10% of the average weekly net assets of the Fund. The Administrator reimbursed $45,888 to the Fund for a tax reclaim not collectible by the Fund. The reimbursement had an impact of less than 0.01% to the Fund’s total return.
C.      Directors: The Fund pays each director not affiliated with the Adviser an annual fee. Total fees paid to directors for the six months ended April 30, 2019 were $61,488.
D.      Affiliated Shareholder: At April 30, 2019, Virtus Partners, Inc. (a wholly owned subsidiary of Virtus) held 9,376 shares of the Fund, which represent 0.02% of shares of common stock outstanding. These shares may be sold at any time.
Note 4. Investment Transactions
Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2019 were $225,107,791 and $250,670,413, respectively.
Note 5. Derivatives Transactions
The Fund’s investments in derivatives may represent economic hedges; however, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which the Fund was invested during the reporting period, refer to the Schedule of Investments and Note 2E above. During the six months ended April 30, 2019, the Fund wrote call options on individual stocks held in its portfolio of investments to enhance returns while forgoing some upside potential. The risk in writing call options is that the Fund gives up the opportunity for profit if the market price of the referenced security increases and the option is exercised. All written options have a primary risk exposure of equity price associated with them.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019
(Unaudited)
The average premiums received for call options written during the six months ended April 30, 2019, were $161,005 (including exercised options). The average premiums received amount is calculated based on the average daily premiums received for the days options were held during the six months ended April 30, 2019.
The following is a summary of the derivative activity reflected in the financial statements at April 30, 2019 and for the six months then ended:
Statement of Assets and Liabilities		Statement of Operations
Assets: None	$—	Net realized gain (loss) on written options	$—
Liabilities: Written options at value	(192,126)	Net change in unrealized appreciation (depreciation) on written options	(31,121)
Net asset (liability) balance	$(192,126)	Total net realized and unrealized gain (loss)	$(31,121)
Note 6. Distributions and Tax Information
At April 30, 2019, the federal tax cost and aggregate gross unrealized appreciation (depreciation) were as follows:
	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Investments	$869,670,044	$80,759,631	$(53,242,530)	$27,517,101
Written options	(161,005)	—	(31,121)	(31,121)

The difference between the book basis and tax basis of unrealized appreciation (depreciation) and cost of investments is primarily attributable to investments in MLPs.
Certain late year ordinary losses may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended October 31, 2018, the Fund deferred late year ordinary losses of $16,136,118.
The Fund declares and pays quarterly distributions on its common shares of a stated amount per share. Subject to approval and oversight by the Fund’s Board of Directors, the Fund seeks to maintain a stable distribution level (a Managed Distribution Plan) consistent with the Fund’s primary investment objective. If and when sufficient investment income is not available on a quarterly basis, the Fund will distribute long-term capital gains and/or return capital in order to maintain the $0.35 per common share distribution level. The amount and timing of distributions are determined in accordance with federal tax regulations, which may differ from U.S. generally accepted accounting principles.

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019
(Unaudited)
The tax character of distributions paid to common shareholders during the year ended October 31, 2018 was as follows:
2018
Distributions paid from:
Ordinary income	$43,806,726
Long-term capital gains	9,295,002
Return of capital	—
Total distributions	$53,101,728
The tax character of distributions paid in 2019 will be determined at the Fund’s fiscal year end October 31, 2019.
Note 7. Floating Rate Mandatory Redeemable Preferred Shares:
In 2015, the Fund issued 4,000,000 Floating Rate Mandatory Redeemable Preferred Shares (“MRP Shares”) in three series each with a liquidation preference of $25.00 per share. Proceeds from the issuances were used to reduce the size of the Fund’s credit facility.
Key terms of each series of MRP Shares at April 30, 2019 are as follows:
Series	Shares Outstanding	Liquidation Preference	Quarterly Rate Reset	Rate	Weighted Daily Average Rate	Mandatory Redemption Date
A	800,000	$20,000,000	3M LIBOR + 1.85%	4.44%	4.48%	8/24/2020
B	1,600,000	40,000,000	3M LIBOR + 1.90%	4.49%	4.53%	8/24/2022
C	1,600,000	40,000,000	3M LIBOR + 1.95%	4.54%	4.58%	8/24/2025
Total	4,000,000	$100,000,000
LIBOR—London Interbank Offered Rate
The Fund incurred costs in connection with the issuance of the MRP Shares (MRPS). These costs were recorded as a deferred charge and are being amortized over the respective life of each series of MRP Shares. Amortization of these deferred offering costs of $89,932 is included under the caption “Interest expense and amortization of deferred offering costs on preferred shares” on the Statement of Operations and the unamortized balance is deducted from the carrying amount of the MRP Shares under the caption “Floating rate mandatory redeemable preferred shares” on the Statement of Assets and Liabilities.
Holders of the MRP Shares are entitled to receive quarterly cumulative cash dividend payments on the first business day following each quarterly dividend date which is the last day of each of March, June, September and December.
MRP Shares are subject to optional and mandatory redemption by the Fund in certain circumstances. The redemption price per share is equal to the sum of the liquidation preference per share plus any accumulated but

DUFF & PHELPS GLOBAL UTILITY INCOME FUND INC.
NOTES TO FINANCIAL STATEMENTS (Continued)
April 30, 2019
(Unaudited)
unpaid dividends plus, in some cases, an early redemption premium (which varies based on the date of redemption). The MRPS are not listed on any exchange or automated quotation system. The fair value of the MRP Shares is estimated to be their liquidation preference. The MRPS are categorized as Level 2 within the fair value hierarchy. The Fund is subject to certain restrictions relating to the MRP Shares such as maintaining certain asset coverage, effective leverage ratio and overcollateralization ratio requirements. Failure to comply with these restrictions could preclude the Fund from declaring any distributions to common shareholders and could trigger the mandatory redemption of the MRP Shares at liquidation value.
In general, the holders of the MRP Shares and of the Common Stock have equal voting rights of one vote per share. The holders of the MRP Shares are entitled to elect two members of the Board of Directors, and separate class votes are required on certain matters that affect the respective interests of the MRP Shares and the Common Stock.
Note 8. Secured Borrowings
The Fund has a Credit Agreement (the “Agreement”) with a commercial bank (the “Bank”) that allows the Fund to borrow cash from the Bank, up to a limit of $210,000,000. Borrowings under the Agreement are collateralized by investments of the Fund. Interest is charged at LIBOR plus an additional percentage rate on the amount borrowed and on the undrawn balance if the amount borrowed falls below 75% of the limit (the commitment fee). There were no commitment fees paid for the six months ended April 30, 2019. The Agreement is renewable and can also be converted to a 1-year fixed term facility. The Bank has the ability to require repayment of outstanding borrowings under the Agreement upon certain circumstances such as an event of default. For the six months ended April 30, 2019, average daily borrowings under the Agreement and the weighted daily average interest rate were $160,000,000 and 3.27%, respectively. At April 30, 2019, the Fund had outstanding borrowings of $160,000,000 at a rate of 3.32% for a one-month term.
Note 9. Indemnifications
Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not occurred. However, the Fund has not had prior claims or losses pursuant to these arrangements and expects the risk of loss to be remote.
Note 10. Subsequent Events
Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in these financial statements.

RENEWAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

Under Section 15(c) of the Investment Company Act of 1940 (the “1940 Act”), the terms of the Fund’s investment advisory agreement must be reviewed and approved at least annually by the Board of Directors of the Fund (the “Board”), including a majority of the directors who are not “interested persons” of the Fund, as defined in section 2(a)(19) of the 1940 Act (the “Independent Directors”). Section 15(c) of the 1940 Act also requires the Fund’s directors to request and evaluate, and the Fund’s investment adviser to furnish, such information as may reasonably be necessary to evaluate the terms of the investment advisory agreement. To assist the Board with this responsibility, the Board has appointed a Contracts Committee, which is composed of the Independent Directors of the Fund and acts under a written charter that was most recently amended on December 17, 2015. A copy of the charter is available on the Fund’s website at www.dpgfund.com and in print to any shareholder, upon request.
The Contracts Committee, assisted by the advice of independent legal counsel, conducted an annual review of the terms of the Fund’s contractual arrangements, including the investment advisory agreement with Duff & Phelps Investment Management Co. (the “Adviser”). Set forth below is a description of the Contracts Committee’s annual review of the Fund’s investment advisory agreement, which provided the material basis for the Board’s decision to continue the investment advisory agreement.
In the course of the Contracts Committee’s review, the members of the Contracts Committee considered all of the information they deemed appropriate, including informational materials furnished by the Adviser in response to a request made by independent counsel on behalf of the Contracts Committee. In arriving at its recommendation that continuation of the investment advisory agreement was in the best interests of the Fund and its shareholders, the Contracts Committee took into account all factors that it deemed relevant, without identifying any single factor or group of factors as all-important or controlling. Among the factors considered by the Contracts Committee, and the conclusion reached with respect to each, were the following:
Nature, extent, and quality of services. The Contracts Committee considered the nature, extent and quality of the services provided to the Fund by the Adviser. Among other materials, the Adviser furnished the Contracts Committee with a copy of its most recent investment adviser registration form (Form ADV). In evaluating the quality of the Adviser’s services, the Contracts Committee noted the various complexities involved in the operations of the Fund, such as the use of multiple forms of leverage (preferred stock and borrowings under a credit facility), and concluded that the Adviser is consistently providing high-quality services to the Fund in an increasingly complex environment. The Contracts Committee also considered the length of service of the individual professional employees of the Adviser who provide services to the Fund. In the Contracts Committee’s view, the long-term service of capable and conscientious professionals provides a significant benefit to the Fund and its shareholders. The Contracts Committee also considered the Fund’s investment performance as discussed below. The Contracts Committee also took into account its evaluation of the quality of the Adviser’s code of ethics and compliance program. In light of the foregoing, the Contracts Committee concluded that it was generally satisfied with the nature, extent and quality of the services provided to the Fund by the Adviser.
Investment performance of the Fund and the Adviser. The Contracts Committee reviewed the Fund’s investment performance over time and compared that performance to other funds in its peer group. In making its comparisons, the Contracts Committee utilized data provided by the Adviser and a report from Broadridge (“Broadridge”), an independent provider of investment company data. As reported by Broadridge, the Fund’s net asset value (“NAV”) total return ranked below the median among all leveraged closed-end equity funds categorized by Broadridge as utility funds for the 1-, 3- and 5-year periods ended June 30, 2018. The Adviser provided the Contracts Committee with performance information for the Fund for the 1-, 3-, and 5-year periods ended June 30, 2018, measured against two benchmarks: the Lipper Sector Peer Group Average (leveraged closed-end equity funds selected by Thomson Reuters Lipper) and a composite of the MSCI U.S. Utilities Index, the MSCI World ex U.S. Utilities Index, the MSCI World Telecom Services Index, and the Alerian MLP Index, weighted to reflect the Fund’s investments in the relevant sectors covered by those indices (the “Composite Benchmark”). The Contracts Committee noted that, for the 1-, 3-, and 5-year periods ended June 30, 2018, the Fund’s NAV total return and its market value total return each underperformed the Lipper Sector Peer Group Average. The Contracts Committee also noted that, for the same periods, the Fund’s NAV total return trailed the Composite Benchmark for the 1- and 3-year periods, while outperforming the Composite Benchmark for the 5-year period, and the Fund’s market value total return outperformed the Composite Benchmark for the 3- and 5-year periods while trailing the Composite Benchmark for the 1-year period.
The Contracts Committee further considered that because current income is one of the components of Fund’s investment objective of total return, it was relevant to consider the Fund’s distribution rate as compared to the Composite Benchmark and its component indices. The Contracts Committee noted that, based on data provided by the Adviser, as of June 30, 2018, the Fund’s distribution rate, calculated on both an NAV and market value basis, exceeded the yield of the Composite Benchmark and each component of the Composite Benchmark, and also exceeded the yield of the broader markets, as represented by the S&P 500 Index. The Contracts Committee noted that the Fund’s managed distribution plan, adopted in 2015, provides for the Fund to distribute all available investment income to shareholders and, if sufficient investment income is not available on a quarterly basis, to distribute long-term capital gains and/or return capital to its shareholders in order to maintain the 35 cent per share quarterly distribution level.
Costs of services and profits realized. The Contracts Committee considered the reasonableness of the compensation paid to the Adviser, in both absolute and comparative terms, and also the profits realized by the Adviser and its affiliates from its relationship with the Fund. To facilitate this analysis, the Contracts Committee retained Broadridge to furnish a report comparing the Fund’s management fee (defined as the sum of the advisory fee and administration fee) and other expenses to the similar expenses of other utility funds selected by Broadridge (the “Broadridge expense group”). The Contracts Committee reviewed, among other things, information provided by Broadridge comparing the Fund’s contractual management fee rate (at common asset levels) and actual management fee rate (reflecting fee waivers, if any) as a percentage of total assets and as a percentage of assets attributable to common stock to other funds in its Broadridge expense group. Based on the data provided on management fee rates, the Contracts Committee noted that: (i) the Fund’s contractual management fee rate at a common asset level was higher than the median of its Broadridge expense group; (ii) the actual total expense rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total assets basis; and (iii) the actual management fee rate was higher than the median of its Broadridge expense group on the basis of assets attributable to common stock and on a total asset basis.
In reviewing expense ratio comparisons between the Fund and other funds in the peer group selected by Broadridge, the Contracts Committee considered leverage-related expenses separately from other expenses. The Contracts Committee noted that leverage-related expenses are not conducive to direct comparisons between funds, because the leverage-related expenses on a fund’s income statement are significantly affected by the amount, type, tenor and accounting treatment of the leverage used by each fund. The Contracts Committee concluded that those factors, because of their varying impact on the cost of each fund’s leverage, were the primary driver of the difference between the Fund’s investment-related expenses and those of other funds in the Broadridge peer group. Also, unlike all the other expenses of the Fund (and other funds) which are incurred in return for a service, leverage expenses are incurred in return for the receipt of additional capital that is then invested by the Fund (and other funds using leverage) in additional portfolio securities that produce revenue directly offsetting the leverage expenses. Accordingly, in evaluating the cost of the Fund’s leverage, the Contracts Committee considered the specific benefits to the Fund’s common shareholders of maintaining such leverage, noting that the Fund’s management and the Board regularly monitor the amount, form, terms and risks of the Fund’s leverage, and that such leverage has continued to be accretive, generating net income for the Fund’s common shareholders over and above its cost.
The Adviser also furnished the Contracts Committee with copies of its financial statements, and the financial statements of its parent company, Virtus Investment Partners, Inc. The Adviser also provided information regarding the revenue and expenses related to its management of the Fund, and the methodology used by the Adviser in allocating such revenue and expenses among its various clients. In reviewing those financial statements and other materials, the Contracts Committee examined the profitability of the investment advisory agreement to the Adviser and determined that the profitability of that contract was reasonable in light of the services rendered to the Fund. The Contracts Committee considered that the Adviser must be able to compensate its employees at competitive levels in order to attract and retain high-quality personnel to provide high-quality service to the Fund. The Contracts Committee concluded that the investment advisory fee was the product of arm’s length bargaining and that it was fair and reasonable to the Fund.
Economies of scale. The Contracts Committee considered whether the Fund has appropriately benefited from any economies of scale. The Contracts Committee noted that the Fund was currently benefiting from a fee waiver. The Contracts Committee encouraged the Adviser to continue to work towards reducing costs by leveraging relationships with service providers across the complex of funds advised by the Adviser.
Comparison with other advisory contracts. The Contracts Committee also received comparative information from the Adviser with respect to its standard fee schedules for investment advisory clients other than the Fund. The Contracts Committee noted that, among all accounts managed by the Adviser, the Fund’s advisory fee rate is higher than the Adviser’s standard fee schedule. However, the Contracts Committee noted that the services provided by the Adviser to the Fund are significantly more extensive and demanding than the services provided by the Adviser to its non-investment company, institutional accounts. Specifically, in providing services to the Fund, the Contracts Committee considered that the Adviser needs to: (1) comply with the 1940 Act, the Sarbanes-Oxley Act and other federal securities laws and New York Stock Exchange requirements, (2) provide for external reporting (including quarterly and semi-annual reports to shareholders, annual audited financial statements and disclosure of proxy voting), tax compliance and reporting (which are particularly complex for investment companies), requirements of Section 19 of the 1940 Act relating to the source of distributions, (3) prepare for and attend meetings of the Board and its committees, (4) communicate with Board and committee members between meetings, (5) communicate with a retail shareholder base consisting of thousands of investors, (6) manage the use of financial leverage and respond to changes in the financial markets and regulatory environment that could affect the amount and type of the Fund’s leverage and (7) respond to unanticipated issues in the financial markets or regulatory environment that can impact the Fund. Based on the fact that the Adviser only provides the foregoing services to its investment company clients and not to its institutional account clients, the Contracts Committee concluded that the management fees charged to the Fund are reasonable compared to those charged to other clients of the Adviser, when the nature and scope of the services provided to the Funds are taken into account. Furthermore, the Contracts Committee noted that many of the Adviser’s other clients would not be considered “like accounts” of the Fund because these accounts are not of similar size and do not have the same investment objectives as, or possess other characteristics similar to, the Fund.

Indirect benefits. The Contracts Committee considered possible sources of indirect benefits to the Adviser from its relationship to the Fund, including brokerage and soft dollar arrangements. In this regard, the Contracts Committee noted that the Fund does not utilize affiliates of the Adviser for brokerage purposes, that the Adviser does not use third-party soft dollar arrangements and that the Adviser has continued to seek opportunities to reduce brokerage costs borne by the Fund.
Conclusion. Based upon its evaluation of all material factors, including the foregoing, and assisted by the advice of independent legal counsel, the Contracts Committee concluded that the continued retention of the Adviser as investment adviser to the Fund was in the best interests of the Fund and its shareholders. Accordingly, the Contracts Committee recommended to the full Board that the investment advisory agreement with the Adviser be continued for a one-year term ending March 1, 2020. On December 13, 2018, the Contracts Committee presented its recommendations, and the criteria on which they were based, to the full Board, whereupon the Board, including all of the Independent Directors voting separately, accepted the Contracts Committee’s recommendations and unanimously approved the continuation of the current investment advisory agreement with the Adviser for a one-year term ending March 1, 2020.

INFORMATION ABOUT PROXY VOTING BY THE FUND (Unaudited)

The Fund’s Board of Directors has adopted proxy voting policies and procedures. These proxy voting policies and procedures may be changed at any time by the Fund’s Board of Directors. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg or on the SEC’s website at www.sec.gov.

INFORMATION ABOUT THE FUND’S PORTFOLIO HOLDINGS (Unaudited)

The Fund filed its complete schedule of portfolio holdings with the SEC for its first fiscal quarter (January 31) on Form N-Q. Beginning with its third fiscal quarter (July 31) and for each subsequent fiscal quarter thereafter, the Fund will file its complete schedule of portfolio holdings as an exhibit on Form N-PORT (N-PORT-EX). The Fund’s Form N-Q is available and N-PORT-EX will be available on the SEC’s website at www.sec.gov. In addition, the Fund’s Forms N-Q and N-PORT-EX are available without charge, upon request, by calling Fund Services toll-free at (866) 270-7598 or is available on the Fund’s website at www.dpimc.com/dpg.

ADDITIONAL INFORMATION (Unaudited)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

REPORT ON ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Annual Meeting of Shareholders of the Fund was held on March 11, 2019. The following is a description of each matter voted upon at the meeting and the number of votes cast on each matter:
	Shares Voted For	Shares Withheld
1. Election of directors*
Directors elected by the holders of the Fund’s common and preferred stock to serve until the Annual Meeting in the year 2022 or until their successor is duly elected and qualified:
Philip R. McLoughlin	34,357,848	4,082,476
Nathan I. Partain	37,953,052	487,272
Director elected by the holders of the Fund’s preferred stock to serve until the Annual Meeting in the year 2022 or until their successor is duly elected and qualified:
Robert J. Genetski	4,000,000	—

* Directors whose term of office continued beyond this meeting are as follows: Donald C. Burke, Geraldine M. McNamara, Eileen A. Moran and David J. Vitale.

Board of Directors
DAVID J. VITALE
Chairman
EILEEN A. MORAN
Vice Chairman
DONALD C. BURKE
ROBERT J. GENETSKI
PHILIP R. MCLOUGHLIN
GERALDINE M. MCNAMARA
NATHAN I. PARTAIN, CFA
Officers
NATHAN I. PARTAIN, CFA
President and Chief Executive Officer
DANIEL J. PETRISKO, CFA
Senior Vice President and Assistant Secretary
ERIC ELVEKROG, CFA, CPA
Vice President and Chief Investment Officer
ALAN M. MEDER, CFA, CPA
Treasurer and Assistant Secretary
JOYCE B. RIEGEL
Chief Compliance Officer
WILLIAM J. RENAHAN
Vice President and Secretary
W. PATRICK BRADLEY, CPA
Vice President and Assistant Treasurer
NIKITA K. THAKER
Vice President and Assistant Treasurer
Duff & Phelps Global Utility
Income Fund Inc.
Common stock listed on the New York
Stock Exchange under the symbol DPG
Shareholder inquiries please contact:
Fund Services at (866) 270-7598 or
Email at Duff@virtus.com
Investment Adviser
Duff & Phelps Investment Management Co.
200 South Wacker Drive, Suite 500
Chicago, IL 60606
(312) 368-5510
Administrator
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103
Transfer Agent and Dividend Disbursing Agent
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, RI 02940-3078
Custodian
The Bank of New York Mellon
Legal Counsel
Mayer Brown LLP
Independent Registered Public Accounting Firm
Ernst & Young LLP

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Included as part of the report to stockholders filed under Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

During the period covered by this report, no purchases were made by or on behalf of the registrant or any “affiliated purchaser” (as defined in Rule 10b-18(a)(3) under the Exchange Act of 1934 (“the “Exchange Act”)) of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors have been implemented after the registrant last provided disclosure in response to the requirements of Item 22(b)(15) of Schedule 14A (i.e., in the registrant’s proxy statement dated January 22, 2019) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective, based on an evaluation of those controls and procedures made as of a date within 90 days of the filing date of this report as required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b)

There has been no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes- Oxley Act of 2002

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes- Oxley Act of 2002

(c)	Copies of the Registrant’s notices to shareholders pursuant to Rule 19a-1 under the 1940 Act which accompanied distributions paid during the six months ended April 30, 2019 pursuant to the Registrant’s Managed Distribution Plan are filed herewith as required by the terms of the Registrant’s exemptive order issued on August 26, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Duff & Phelps Global Utility Income Fund Inc.

By (Signature and Title) /s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date June 27, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Nathan I. Partain
Nathan I. Partain, President and Chief Executive Officer
(Principal Executive Officer)

Date June 27, 2019

By (Signature and Title) /s/ Alan M. Meder
Alan M. Meder, Treasurer and Assistant Secretary
(Principal Financial Officer)

Date June 27, 2019